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                                                                   Exhibit 10.32



                                  AMENDMENT TO
                          LOAN AND SECURITY AGREEMENTS



                 THIS AMENDMENT (this "Amendment") dated as of September 24, 1996 is entered into by and among MARINE MIDLAND BUSINESS LOANS, INC., a Delaware corporation ("Lender"), and MERCURY AIR GROUP, INC., a New York corporation formerly known as IPM Technology, Inc. ("Mercury"), MAYTAG AIRCRAFT CORPORATION, a Colorado corporation ("Maytag") and MERCURY AIR CARGO, INC., a California corporation ("Cargo"). Mercury, Maytag and Cargo shall collectively be referred to herein as "Borrowers".

                                    RECITALS

                 A. Lender and the respective Borrowers are parties to those three (3) certain Loan and Security Agreements dated as of December 6, 1989 or June 12, 1995, as amended (singly, the "Agreement," and collectively, the "Agreements").

                 B. Lender and Borrowers desire to amend the Agreements in certain respects, but subject to the terms and conditions set forth below.

                                   AGREEMENT

                 In consideration of the above recitals and of the mutual covenants contained herein, Lender and Borrowers agree as follows:

                 1. Defined Terms. Each of the terms defined in the Agreements which are used herein shall have the same meaning as set forth in the Agreements, unless otherwise specified herein.

                 2. Dividends. With respect to Section 11.8 of the Mercury Agreement, Mercury may pay cash dividends on its common stock in an aggregate amount not to exceed $350,000 during any fiscal year, so long as no Default has occurred and is continuing and no Default would result from such payment.

                 3.       Investments and Advances.  With respect to Sections
11.9 of the Mercury and Maytag Agreements and Section 10.8 of the Cargo Agreement, Borrowers may make investments in, and/or advances to, other persons, firms or corporations, so long as (a) the aggregate outstanding amount of such investments and advances (excluding the existing investments in Sun Jet Holdings, Inc. of approximately $500,000, Jet USA Airlines, Inc. of approximately $500,000, and Western Pacific Airlines of approximately $400,000, and excluding the Mercury employee loans previously agreed to by Lender) do not exceed $1,500,000, and (b) no Default has occurred and is continuing and no Default would result from such investments and advances.
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                 4.       Guaranties.  With respect to Section 11.10 of the
Mercury Agreement, Lender consents to the Guaranty dated as of August 27, 1996 executed by Mercury with respect to certain indebtedness owed by Empresa de Transporte Aereo del Peru S.A. to Compass Bank-Texas in the principal amount of $1,000,000.

                 5. Locations. Schedules 5.7 to the Mercury and Maytag Agreements and Schedule 1 to the Cargo Agreement are hereby deleted in their entirety and replaced with Schedule 5.7 attached hereto and incorporated herein by reference.

                 6.       Continuing Effect of Loan Documents.

                          (a)     Except as specifically amended as set forth
above, the Agreements and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

                          (b)     Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the Agreements shall mean and be a reference to the Agreements as amended hereby.

                 7. Borrowers' Representations and Warranties. Borrowers represent and warrant as follows:

                          (a)     Each of the representations and warranties
contained in the Agreements is hereby reaffirmed as of the date hereof, each as if set forth herein;

                          (b)     The execution, delivery and performance of
this Amendment are within Borrowers' powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrowers;

                          (c)     This Amendment is the legal, valid and
binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms; and

                          (d)     No event has occurred and is continuing which
constitutes an Event of Default under the Agreements after giving effect to this Amendment.

                 8. Conditions Precedent. This Amendment shall become effective when, and only when, Lender shall have received all of the following, in form and substance satisfactory to Lender:

                          (a)     A counterpart of this Amendment duly executed
by Borrowers and acknowledged by the guarantor indicated hereinbelow; and

                          (b)     Such other documents, instruments or
agreements as Lender may reasonably request.




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                 9.       Governing Law.  This Amendment shall be deemed to be
a contract under and subject to, and shall be construed for all purposes and in accordance with, the internal laws of the State of California.

                 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                 WITNESS the due execution hereof as of the date first above written.


                                       MARINE MIDLAND BUSINESS LOANS, INC.



                                       By:
                                          --------------------------------

                                       Title:
                                              ----------------------------



                                       MERCURY AIR GROUP, INC.



                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------



                                       MAYTAG AIRCRAFT CORPORATION


                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------



                                       MERCURY AIR CARGO, INC.



                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------





                                       3
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                    CONSENT AND REAFFIRMATION OF GUARANTORS


                 The undersigned, as guarantor under the Guaranty dated April 1, 1992, hereby consents to the foregoing Amendment and acknowledges and reaffirms its obligations and liabilities under such Guaranty, which shall remain in full force and effect.

Dated:  As of September 24, 1995


                                       HERMES AVIATION, INC.,
                                       a California corporation



                                       By:
                                           -------------------------------

                                       Title:
                                             -----------------------------